Exhibit 10.3


                       FIRST AMENDMENT TO TRUST AGREEMENT

         This First Amendment to Trust Agreement (the "First
Amendment") is made as of this 17th day of February, 1998, by and between The Interlake Corporation, a Delaware corporation
("Interlake"), and U.S. Trust Company of California, N.A. (the
"Trustee").
                                   WITNESSETH:

         WHEREAS, Interlake and Continental Illinois National Bank and Trust Company of Chicago, a national banking association ("Continental Illinois") established a trust (the "Trust") pursuant to an agreement entitled "TRUST AGREEMENT" and dated September 30, 1988, under which Frederick C. Langenberg or certain other beneficiaries are the Trust Beneficiaries (the "Agreement");
         WHEREAS, Trustee is the successor trustee to CTC Illinois Trust Company, a subsidiary of The Bank of New York Company, Inc., which was substituted for Continental Illinois as trustee of the Trust;
         WHEREAS, Interlake has transferred assets to the Trust that are being held in trust by the Trustee, all pursuant to the terms of the Agreement;
         WHEREAS, in accordance with Section 12(a) of the Agreement, Interlake and the Trustee desire to amend the Agreement in certain respects, as set forth in this First Amendment;
         NOW, THEREFORE, the parties do hereby agree that the Agreement shall be amended as follows:

         1. The introductory paragraph of the preamble of the Agreement is amended by deleting "(the "Trustee")" at the end thereof and by substituting therefor the following:
         ("Continental Illinois"), and amended as of the 17th day of February, 1998, pursuant to the First Amendment to Trust Agreement between Interlake and U.S. Trust

        Company of California, N.A. (the "Trustee"), as
         Company of California, N.A. (the "Trustee"), as
         successor to Continental Illinois.
         2. Section 1(a) of the Agreement is amended by adding the following after the first sentence thereof:
         Neither the Trustee nor any Trust Beneficiary shall
         have any right or duty to compel such additional
         deposits or determine the sufficiency thereof.
         3.       The first sentence of Section 5 of the Agreement is
amended by adding immediately prior to the phrase "Compensation Committee of the Interlake Board" the following phrase:
"Management Development and".
         4. The third  sentence  of  Section 5 of the  Agreement  is  amended by deleting  the phrase  "six  months"  and  substituting  therefor  the phrase "10 years".
         5. Section 5 of the Agreement is amended by adding the following at the end thereof:
         Nothing in this section shall be construed to mean the
         Trustee assumes any responsibility for the performance
         of any investment made by the Trustee in its capacity
         as trustee under this Agreement.
         6.  The third sentence of Section 7(a) of the Agreement is amended by deleting "60 calendar days" where it appears and substituting therefor "90 calendar days".
         7. Section 8 of the Agreement is amended by adding at the end thereof the following:
                  (j) Interlake shall indemnify and hold the Trustee harmless from and against all loss or liability (including expenses and reasonable attorneys' fees), to which it may be subject by reason of its execution of its duties under this Agreement, or by reason of any acts taken in good faith in accordance with any directions, or acts omitted in good faith due to absence of directions, from Interlake or a Trust Beneficiary unless, and only to the extent, such loss or
         liability  is  due  to  the  Trustee's  gross   negligence  or  willful
         misconduct.

                 (k) In the event that the Trustee is named as a defendant in a lawsuit or proceeding involving the Plan or the Trust fund, the Trustee shall be entitled to receive payments on a current basis pursuant to the indemnity provisions provided for in this section; provided however, that if the final judgment entered in the lawsuit or proceeding holds that the Trustee is guilty of gross negligence or willful misconduct with respect to the Trust fund, the Trustee shall be required to refund the indemnity payments that it has received.
                  (l) All releases and indemnities provided herein shall survive the termination of this Agreement. 8. The first sentence of Section 10 of the Agreement is amended by adding at the end thereof the following:
         and as set forth from time to time and incorporated herein by this reference.
         9. Section 10 of the Agreement is amended by deleting the second sentence thereof and substituting therefor the following:
         The Trustee shall also be entitled to reimbursement of its reasonable expenses incurred by it in the performance of its duties hereunder, including, but not limited to fees and expenses incurred pursuant to Sections 8(d), 8(e) and 8(g). 10. The first sentence of Section 11(a) of the Agreement is amended by adding immediately after the phrase "The Trustee may be removed at any time" the following phrase: "upon not less than 90 days' notice in writing".
         11. The last sentence of Section 11(a) of the Agreement is amended by deleting ", wherever located, having a capital and surplus of at least $500,000,000 in the aggregate".
         12. Section 11(a) of the Agreement is amended by adding at the end thereof the following:
         If after making reasonable efforts to appoint a successor trustee as provided above, the Trustee has been unable to do so, the Trustee shall petition a court of competent jurisdiction to appoint a successor trustee.
         13. Section 11 of the Agreement is amended by adding at the end thereof the following:
                  (c) The successor trustee need not examine the records and acts of any prior trustee and may retain or dispose of existing Trust assets. The successor trustee shall not be responsible for, and Interlake shall indemnify and defend the successor trustee from any claim or liability resulting from any action or inaction of any prior trustee or from any other past event, or any condition existing at the time it becomes successor trustee.
         14. Sections 12(c) and 13(d) of the Agreement are each amended by deleting the period at the end thereof and adding the following:
         in such amounts and in the manner instructed by Interlake, whereupon the Trustee shall be released and discharged from all obligations hereunder. From and after the date of termination, and until final distribution of the Trust assets, the Trustee shall continue to have all of the powers provided herein as are necessary or expedient for the orderly liquidation and distribution of the Trust. 15. Section 14(c) is amended by deleting the word
"Illinois" and by substituting therefor the word "California".
         16. Section 15(a) is amended in its entirety to read as follows:
         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given when received:




                             If to the Trustee, to:

                           U.S. Trust Company of California, N.A.
                           515 South Flower Street, Suite 2700
                           Los Angeles, CA  90071-2291

                           Attention:  Charles E. Wert
                                           Executive Vice President


                              If to Interlake, to:

                           The Interlake Corporation
                              550 Warrenville Road
                                 Lisle, IL 60532

                              Attention: Secretary


                           If to the Executive or to the Trust Beneficiaries, to:

                             Frederick C. Langenberg
                             The Langand Corporation
                        2535 Washington Road, Suite 1131
                            Upper St. Clair, PA 15241

         provided, however, that if any party or any Trust Beneficiary, or his or her successors shall have designated a different address by notice to the other parties, then to the last address so designated.


         IN WITNESS WHEREOF, each of Interlake and the Trustee caused this First Amendment to be executed on its behalf as of the date first above written.

THE INTERLAKE CORPORATION

By:  /s/Stephen R. Smith
        Title: Vice President, Secretary and General Counsel


U.S. TRUST COMPANY OF CALIFORNIA,
N.A.

By:  /s/Robert S. Cummings
        Title: Senior Vice President



To signify approval of Paragraph 4 of this First Amendment:


/s/F. C. Langenberg
      F. C. Langenberg



                                       -6-